MET INVESTORS SERIES TRUST

                        MERCURY LARGE-CAP CORE PORTFOLIO

        Supplement Dated September 22, 2006 To Prospectus Dated May 1, 2006

     Because of the combination of the investment advisory business of BlackRock Advisors, Inc. and Merrill Lynch Investment Management, effective October 1, 2006, Mercury Large-Cap Core Portfolio will change its name to BlackRock
Large-Cap Core Portfolio. The Portfolio's Adviser will be BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.). There will be no change in the investment objective, investment policies or fees of the Portfolio. The Portfolio will continue to be managed by the same portfolio management team that managed the Portfolio prior to October 1, 2006.

     BlackRock Advisors, LLC's address is 100 Bellevue Parkway, Wilmington, Delaware 19809.